Exhibit 99.1

Exhibit 99.1

ISI Energy Conference

May 7-9, 2013

Cross Winds® Energy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

AGA Financial Forum

May 5-7, 2013

Cross Winds® Energy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions.

The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARDLOOKING

INFORMATION” “FACTORS” Energy’s LOOKING STATEMENTS AND INFORMATION and RISK FACTORS sections of CMS Energy s and Consumers Energy’s

Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s

“FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP)

basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance,

unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company's reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

Model Delivers . . . .

Ab A Above Average Return EPSaGrowth vs Peers

Future

Return

7%

• Attractive dividend yield 4%

• 62% payout ratio

5% 5%-7% 6%

• EPS growth rate 5%-7%

• Driven by $7 billion

investment in regulated

U ili fi

4% 4%

Utility over next five years

Shareowner return 9%-11%

Ten-Year Growth Future

CMS Peers CMS Peers

. . . . good, future return opportunity.

a Adjusted EPS (non-GAAP)

Near-Term Catalysts . . . .

Catalysts Progress

?

1. Constructive regulation • Governor’s energy speech supportive of 2008

Energy Law

2. Rate cases Self-implemented $110 million March 19th

3. Capital investment • Ten-year visibility — $15 billion investment plan

4. Gas Plant Certificate of

Necessity (CON)

• Filing early summer 2013: Order 2014

5 Strong First Quarter ?

Full-year guidance on track

?

5. Full 6. Sales recovery • Michigan GDP up 3.3% in 2012

7. Credit rating upgrade Parent upgraded to investment grade; Utility upgraded as well

8. Growth self-funded • NOLs and tax credits avoid need for block equity

. . . . progress made, more opportunities ahead.

CATALYST #1 – Constructive Regulation . . . .

CMS ENERGY

Regulatory Improvements

- Governor supportive of 2008 Energy Law
- Appendix "A" – readying Michigan to make good energy decisions
- No opposition to electric "self-implementation"
- More efficient and effective processes

Appendix "A" Process

2013	
Jan-Apr	• Seven public forums, Company submitted answers
May-Jun	• Analyze data
Oct-Nov	• Draft reports, public feedback
Nov-Dec	• Final reports
Dec	• Governor makes policy recommendations

. . . . provides improvements for customers and investors.

4

CATALYST #2 – Rate Cases . . . .

Electric Gas

Amount

(mils)

Amount

(mils)

?

Request $49

Capital Investment

(w/o working capital) 120%

Self-implemented 3/19 (ROE @ 10.3%) $110

ROE @ 10.1% $(11)

Investment (10)

Memo: Customer gas prices down $(150)

2015 Capex Adjustment

?

)

O&M (11)

Misc. revenues (4)

Staff filing $

74 Mechanism (18 months) $70

Staff testimony July 2

Self-implementation filing July 12

g Proposal for Decision July 9

Final order by September 18

Self-implementation date August 1

Proposal for decision November 18

Final order by January 31

. . . . focused on capital investment.

Rate Case Filings . . . .

2008

ELECTRIC

Filed

85%

2009 2010 2011 2012 2013 2014

$145 M

Self

Implemented

$ 110 M

Order

$139 M

Order

$146 M

Order

$118 M

Final

Order

62% 70% 94%

New

Energy

Law

Filed

(Sept 18)

GAS

Order

$66 M

Order

Settled

$31 M

Order

Settled

$16 M

$49 M

41%

94% 188%

Self-

120%

2008

Self

Implement

(Aug 1)

2009 2010 2011 2012 2013 2014

6

. . . . continue to be routine, streamlined and primarily investment recovery.

% of capex

Strong Customer Focus – Outstanding Cost Performance . . . .

Electric Non-fuel O&M Cost Examples of Cost Reductions

2012 over 2006

? Three voluntary separation

programs

? Pension prefunding

? Health care sharing

? Labor agreements

? SAP efficiencies

? Productivity up 41%

Peer Average up 7%

-0.5%

Consumers

7

. . . . best in class.

Source: SNL data service

Strong Customer Focus – O&M Cost Control . . . .

A erage Ann al Examples of Cost Reductions

Amount

Past (annual average) (mils) Peers

7%

Average Annual Change a

• Western coal $250

• Workforce restructuring 70

and benefit plans

Inflation 2%

-8% -3%

• SAP 40

• Productivity 50

-2%

F t re(2013 2017E)

Consumers -2% -1%

Future (2013-• Small coal plants mothballed $60

• Productivity 50

• Benefit plans 40

-6%

Reinvested

-0.5%

-6%

• Consumers Smart Energy 60 2006-2012

Average

2012 2013E 2013-2017E

8

. . . . holds down rates and allows better system reliability.

a Electric non-fuel O&M

Strong Customer Focus – Declining Gas Customer Rates . . . .

Year-Over-Year Average Gas Customer Rates

(2)% (2)%

(5)%

(7)%

2012 2013E 2014E 2013-2017E

. . . . provide headroom for investment.

Strong Customer Focus – Propane to Gas Switching . . . .

70 000 t ti • 70,000 potential customers

• Saves customers ~$2,000 per year

Propane to Gas

Total New Customers

Annual Customer Switching . . .. . Pace Picking Up

8,600 8,600

3,000

5,000

2,738

1,345

2012 2013E Future 2013E-

2017E

. . . . a better energy value.

CATALYST #3 – Capital Investment Plan . . . .

Major Projects Capital Investment

8	0

Amount

(bils)

Karn/Weadock

Generating Complex,

Environmental Compliance,

Increased capacity

$8.0

$7.3

$7.0 New Gas

Plant

Ludington Pumped

Storage Plant,

Reliability & Capacity

Cross Winds®

Energy Park

Thetford Natural

$6.5

Gas-Fired Plant

Consumers Smart

Energy Program

Average 2013-2017 2018-2022

Base Rate

Increases <2% <2%

Gas Transmission

& Storage

Reliability & Automation

Campbell Generating

Plant, Environmental

Compliance

. . . . drives EPS and cash flow growth.

Long-Term Capital Investment a . . . .

1	4

1.6

Amount

(bils)

$ $1.5

New Gas Plant and Gas Infrastructure

1	0

1.2

1.4

Peer

0.8

1.0

CMS

Average

Amount

(bils)

First five years $ 7

0.4

0.6 Next five years 8

Ten years $15

0.0

0.2

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Average ? $1.5

. . . . ten-year plan provides long-term visible growth.

a Source: 10K; actual amounts through 2012 smoothed for illustration

Capital Investment . . . .

2013 – 2017 Plan Opportunity Level

$6 5 $7 0

• Faster Consumers

6.5—7.0 Smart Energy

Billion $10 Billion

• Pipe replacements

• Pole replacements

• More gas generation

Customer rates <2% >4%

?

×

. . . . at sustainable customer “base rate” increases.

Gas Pipeline Integrity Inspection . . . .

2012 Checklist

? 270 HCA miles

? 920 non-HCA miles

? 90% in-line inspections

? 100% compliant, zero safety

incidents

2013 and Beyond Plan

• Six year reassessment program

• Over 1,000 miles

• $75 million next six years

• In-line inspections

. . . . focused on safe and reliable gas transmission.

Capacity . .. . .

9 500

Installed Capacity Excl Classic 7 Classic 7

Peak Demand with 11% Reserve Margin MW Peak Demand with 18% Reserve Margin

8,500

9,000

9,500

7,000

7,500

8,000 Up to 1,500 MW

Shortfall

5	500

6,000

6,500

4,500

5,000

5,500

2012 2013 2014 2015 2016 2017

0

. . . . need looms.

CATALYST #4 – Gas Plant CON

• Generating plant investments exceeding $500 million

• Demonstrate need through an Integrated Resource Plan

• File early summer 2013

• Decision within 270 days

2012 2013 2014 2015 2016 2017

Air Permit

Submitted Approval

Certificate of

Necessity

Project

Award Major

Full Notice

Commercial

Submit Approval

Investment

(mils) — $6 $112 $346 $237 $49

to Proceed

Operation

Contracts

Cumulative

Spending 6 118 464 701 750

CATALYST #5 – 2013 First Quarter EPS . . . .

Adj t d

Results By Business Segment

2013 2012

Adjusted

(non-GAAP)

EPS

Reported — (GAAP) 53¢ 25¢

Less:

Electric decoupling write off 14¢

Utility 59¢

Enterprises 2

Interest & other (8)

write—- Discontinued ops & other * (2)

Subtotal *¢ 12¢

Adjusted (non-GAAP) 53¢ 37¢ Company 53¢

16¢

First Call Estimate 48¢

Weather adjusted 50¢ 50¢

. . . . strong start to year.

*	Less than 0.5¢ per share

CMS Manages its Work in 2012 . . . .

Reinvestment

2012

Adjusted EPS

(non-GAAP) +13¢

• Customer reinvestment 8¢

• Low income and Foundation 2

• “25x25” Lobby & other 3

Hot

Hot

Summer

Total reinvestment 13¢

$1.55

Summer Customer

Reinvestment

$1.55 -

$1 52

Warm

Winter

1.52

Recovery

• Lower financing & benefit costs 4¢

-13¢

• Lower overhead 4

• Efficiencies & other 5

Total recovery 13¢

. . . . delivering the high side of performance for customers and owners.

March 31 July 23 Dec 31

CMS Manages its Work . . . .

Adjusted EPS

(non-GAAP)

+13¢

2012 2013

First

Quarter

Hot

Summer

Guidance

+3¢

Warm

Winter Reinvestment Opportunities

• Customer reinvestment 2¢

• Other 1

-13¢

Total reinvestment 3¢

. . . . delivering the high side of performance for customers and owners.

March 31 July 23 Dec 31 Mar 31

CATALYST #6 – Electric Sales Recovery a . . . .

Industrial Total

10%

U.S. Utilities

Consumers

4% 4%b

1%b

2%

1%

6%

2% 2%

-2%

1%b

.5%b

-2%

-1%

0%

3%

0%

-1%

-4%

-6%

-3% -

Consumers

vs Peers

-9%

2008 2009 2010 2011 2012 2013E 2008 2009 2010 2011 2012 2013E

. . . . steady, stronger than other service territories.

a Weather normalized

b Excluding one company with Economic Development Tariff Source: EEI

Michigan Economy in 2011 . . . .

Gross Domestic Product Growth: 2011 vs 2010

2	3

WA

2.0 MT

0.0

ND

7.6 MN

1.2 ME

6th

Best

2.3 OR

4.7

NV

ID

0.6 WY

-1.2

UT

CO

SD

0.8

NE

0.1

IA

1.9

WI

1.1

IL

1.3

MI

2.3

IN OH

PA

1 2

NY

1.1

CT RI

0 8

NH

1.5

VT

0.5

MA

2.2

-0.4

CA

2.0

1.2

2.0

AZ

NM

0 2

1.9

KS

0.5

OK

1.0

MO

0.0

AR

0.3

TN

1.9

1.1 1.1

KY

0.5

VA

0.3

WV

4.5

1.2

MD

0.9 DE

1.6

NJ

-0.5

2.0 0.8

DC

1.9

SC

NC

1.8

1.5

0.2

TX

3.3 LA

0.5

MS

-0.8

AL

-0.8

FL

GA

1.7

1.2

Highest quintile

Fourth quintile

Third quintile

Second quintile

S U S D t t f C

HI

-0.2

AK

2.5

0.5

U.S. Total = 0.9%

Source: U.S. Department of Commerce Lowest quintile

. . . . outperformed the Midwest and most of U.S.

Michigan Economy in 2012 . . . .

Estimated Gross Domestic Product Growth: 2012 vs 2011

WA

3.1 MT

ND

6.8 MN

6th

Best

3.3 OR

4.8

1.9

ID

2.2 WY

1.2

SD

2.3

NE

2.0

2.6

IA

3.0

WI

2.6

IL

MI

3.3

PA

NY

2.5

NH

2.8

MA

3.2

ME

VT 1.7

2.2

CA

3.1

NV

2.6

UT

3.1

CO

3.0

KS

2.2

OK

2.5

MO

1.9

AR

2.7

TN

3.0

IN

2.6

OH

2.5

KY

2.2

VA

2.0

WV

4.7

2.6

MD

2.4 DE

2.8

NJ

1.6

CT

3.1

RI

2.3

DC

3.1

NC

3	0

AZ

2.8

NM

2.0

TX

3.9

2.1

LA

2.2

MS

1.4

AL

1.4

GA

2.9

SC

2.6

3.0

Highest quintile

Fourth quintile

Third quintile

Second quintile

HI

1.7

AK

3.4

FL

2.2

U.S. Total ( est) = 2.2%

. . . . continued strong performance.

Source: U.S. Department of Commerce

Lowest quintile ) %

CATALYST #7 – Credit Rating Upgrade . . . .

Scale

S&P / Fitch Moody’s S&P Moody’s Fitch

AA- AA32 CoSnescuumreedrs

BBB+ Baa1

BBB Baa2

BBB- Baa3

BB+ Ba1

CMS

BBB- Baa3 Unsecured

BB+ Ba1

BB Ba2

BB- Ba3

B+ B1

B B2

B- B3

Outlook Stable Stable Positive

Present

Prior

2002

. . . . Parent investment grade first time in history of the Company.

Liquidity (as of 3/31/13) . . . .

$2.0 Billion

CMS Energy

Availability Recent Financing Activities

• $250 Million Parent

prefunding – 30-year debt at

5-year revolver—2017

C E

$548 mils

30 4.7% issued in March

• Issued remaining $20 million

Consumers Energy

5-year revolver—2017 498

g

of continuous equity program

in March

• Filed prospectus for another

AR Facility—2014

5-year revolver—2017 150

250

$50 million to be issued

periodically

Cash 586

. . . . strong and conservative.

CATALYST #8 – EPS Growth . . . .

$0.8

$0.7 $0.7

Net NOLs and Credits

$0.4 $0.4

$0.2

$0.1

2011 2012 2013E 2014E 2015E 2016E 2017E

Gross NOLs (bils) $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0

“Block” Equity a 0 0 0 0 0 0 0

. . . . self funded.

a Maintain existing DRIP and continuous equity program

Operating Cash Flow Growth

2.5

Amount

(bils)

$

Gross operating cash flowa $2 2

1	5

2.0

$2.1

Interest W ki it l

$1.6

$1.9

$2.0

2.2

$1.7

$1.8

p g

up $0.1 billion per year

$

1.0

1.5 Working capital

and taxes

Base Investment

$1.3 $1.4 1.5

0 0

0.5 Investment choices

(0.5)

0.0

2011 2012 2013E 2014E 2015E 2016E 2017E

Cash flow before dividend

a Non-GAAP

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

EPS a and Dividend Growth . . . .

1.02

14%

Dividend in Place

6%

EPS

84¢

96¢

27%

$ 1.45

$1.55

7%

5%

50¢

32% 66¢

b 39%

$1 08

$1.21

$1.26

$1.36

5

20¢

80% 36¢

$0.90

$0.96

1.08

$0.84

0

2006 2007 2008 2009 2010 2011 2012 2013

Payout 0% 25% 30% 40% 49% 58% 62% 62%

$0.81

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

. . . . provides for strong TSR.

y

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Five Key Takeaways . . . .

• Strong customer

focus

EPS a Growth

+7%

$1.70 7%

5% • Visible,

investment-driven

+12% EPS growth

+8%

+7%

%

• Constructive

regulation +11%

+7%

+12%

+4%

Target 5%—7%

Actual = 7%

g

• 6th Best GDP

growth in nation

Target 6%—8%

• Consistent strong

financial

performance

Actual = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

p

. . . . distinguish CMS from our peers.

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

APPENDIX

2013 Adjusted EPS (non-GAAP) . . . .

Fi t Q t Ni M th T G

First Quarter Nine Months To Go

16¢ (5)¢—(8)¢

$1.66

to

(5)¢
(14)¢

(10)¢—(13)¢

18¢

3¢

$1.55 19¢

$1.63

2013—5¢

2012—13¢

)¢ )¢

First Quarter $0.53

First Quarter

$0.37

2012 Weather & Sales Cost & Other Rate Change &

Decoupling

Sales Cost & Other Rate Change &

Decoupling

2013

. . . . guidance reaffirmed.

2013-2017 Plan

Capital Expenditures

2012 2013 2014 2015 2016 2017 Total

(mils) (mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 2 14 $ 198 $ 196 $ 195 $ 205 $ 181 $ 9 75

Generation 99 54 86 122 135 104 501

New Customers 36 36 55 46 48 45 230

Other 86 99 88 78 75 85 425

Base Capital $ 435 $ 387 $ 425 $ 441 $ 463 $ 415 $ 2,131

Gas

Distribution $ 1 29 $ 153 $ 143 $ 125 $ 122 $ 139 $ 6 82

New Customers 50 37 36 36 36 37 182

Other 60 58 56 38 41 44 237

Base Capital $ 2 39 $ 2 48 $ 2 35 $ 1 99 $ 1 99 $ 2 20 $ 1,101

Total base capital $ 6 74 $ 635 $ 660 $ 640 $ 662 $ 635 $ 3,232

Investment Choices

Environmental $ 1 70 $ 3 31 $ 3 14 $ 247 $ 1 54 $ 97 $ 1,143

Reliability 135 163 134 106 100 159 662

Gas Infrastructure 110 142 154 133 116 118 663

Thetford Gas Plant—6 112 346 237 49 750

Renewables 183 31 77 153 5 1 267

Consumers Smart Energy 49 66 61 45 53 98 323

Total Choices $ 6 47 $ 739 $ 852 $ 1,030 $ 665 $ 522 $ 3,808

Total Utility $ 1,321 $ 1,374 $ 1,512 $ 1,670 $ 1,327 $ 1,157 $ 7,040

2013 Cash Flow Forecast (non-GAAP)

CMS Energy Parent Consumers Energy

Cash at year end 2012 $ 5 3

Amount

(mils)

Cash at year end 2012 $ 5

Amount

(mils)

Sources

Consumers Energy dividend and tax sharing $ 545

Enterprises 20

Sources $ 565

Uses

y

Sources

Operating (depreciation & amortization $620) $ 1,770

Other working capital (70)

Sources $ 1,700

Uses

Interest and preferred dividend $ (135)

Overhead and Federal tax payments (15)

Equity infusion (150)

Pension contribution (1)

Uses a $ (310)

Interest and preferred dividend $ (220)

Capital expenditures b (1,375)

Dividend and tax sharing $(135) to CMS (545)

Pension contribution (49)

Uses $ (2 189)

Cash flow $ 255

Financing and Dividend

New issues $ 250

Retirements 0

2,189)

Cash flow $ (489)

Financing

Equity $ 150

New issues 325

DRP, continuous equity 35

Net short-term financing & other (5)

Common dividend (270)

Financing $ 10

Cash at year end 2013 $ 318

Retirements 0

Net short-term financing & other 35

Financing $ 510

Cash at year end 2013 $ 26

Bank Facility ($550) available $ 548

a Includes other

b Includes cost of removal and capital leases

Bank Facility ($650) available $ 648

AR Facility ($250) available $ 125

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*w
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In Millions, Except Per Share Amounts)	2012
	1Q	2Q	3Q	4Q		YTD Dec
Reported net income - GAAP	$67	$100	$148	$67		$382

After-tax items:
Electric and gas utility	36	7	*	(	*)	43
Enterprises	1	1	(3)	(	*)	(1)
Corporate interest and other	—	—	—	*		*
Discontinued operations income	(7)	*	*	*		(7)

Adjusted income - non-GAAP	$97	$108	$145	$67		$417

Average shares outstanding, basic	255.6	261.2	262.9	263.0		260.7
Average shares outstanding, diluted	266.8	268.2	269.0	269.5		268.6

Reported earnings per share - GAAP	$0.25	$0.37	$0.55	$0.25		$1.42

After-tax items:
Electric and gas utility	0.14	0.03	*	(	*)	0.17
Enterprises	0.01	*	(0.01)	(	*)	(0.01)
Corporate interest and other	—	—	—	*		*
Discontinued operations income	(0.03)	*	*	*		(0.03)

Adjusted earnings per share - non-GAAP	$0.37	$0.40	$0.54	$0.25		$1.55

(In Millions, Except Per Share Amounts)	2013
	1Q
Reported net income - GAAP	$144

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations loss	*

Adjusted income - non-GAAP	$144

Average shares outstanding, basic	263.6
Average shares outstanding, diluted	270.9

Reported earnings per share - GAAP	$0.53

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations loss	*

Adjusted earnings per share - non-GAAP	$0.53

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2013 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended
March 31	2013	2012
Electric Utility
Reported	$0.24	$0.08
Electric Decoupling Court Order	—	0.14

Adjusted	$0.24	$0.22

Gas Utility
Reported	$0.35	$0.21
Restructuring Costs	—	—

Adjusted	$0.35	$0.21

Enterprises
Reported	$0.02	$0.01
Restructuring Costs	*	0.01

Adjusted	$0.02	$0.02

Corporate Interest and Other
Reported	$(0.08)	$(0.08)
Restructuring Costs	—	—

Adjusted	$(0.08)	$(0.08)

Discontinued Operations
Reported	(*)	$0.03
Discontinued Operations Income	*	(0.03)

Adjusted	$—	$—

Totals
Reported	$0.53	$0.25
Discontinued Operations Income	*	(0.03)
Electric Decoupling Court Order	—	0.14
Restructuring Costs	*	0.01

Adjusted	$0.53	$0.37

Average Common Shares Outstanding - Diluted (in millions)	270.9	266.8

*	Less than $0.01 per share.

2013 A-2

Consumers Energy

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Sharing Operating	Payments as Operating	Capital as Investing	Lease Pymts as Financing	Debt Pymts as Financing	Dividends as Financing	Dividends as Financing	GAAP Amount	Description
Cash at year end 2012	$5	$—	$—	$—	$—	$—	$—	$—	$5	Cash at year end 2012
Sources
Operating (dep & amort $620)	$1,770
Other working capital	(70)

Sources	$1,700	$(135)	$(218)	$(108)	$28	$41	$—	$—	$1,308	Net cash provided by operating activities
Uses
Interest and preferred dividend	$(220)
Capital expenditures [a]	(1,375)
Dividends and tax sharing $(135) to CMS	(545)
Pension Contribution	(49)

Uses	$(2,189)	$135	$218	$108	$—	$—	$2	$410	$(1,316)	Net cash provided by investing activities

Cash flow	$(489)	$—	$—	$—	$28	$41	$2	$410	$(8)	Cash flow from operating and investing activities
Financing
Equity	$150
New Issues	325
Retirements	—
Net short-term financing & other	35

Financing	$510	$—	$—	$—	$(28)	$(41)	$(2)	$(410)	$29	Net cash provided by financing activities

Net change in cash	$21	$—	$—	$—	$—	$—	$—	$—	$21	Net change in cash

Cash at year end 2013	$26	$—	$—	$—	$—	$—	$—	$—	$26	Cash at year end 2013

a Includes cost of removal and capital leases

2013 B-1

CMS Energy Parent

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

	Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Cash From	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Payments as Operating	Tax Payments as Operating	Uses (a) as Operating	Consolidated Companies	GAAP Amount	Description
Cash at year end 2012	$53	$—	$—	$—	$35	$88	Cash at year end 2012

Sources
Consumers Energy dividends/tax sharing	$545
Enterprises	20

Sources	$565	$(135)	$(15)	$(9)	$23	$429	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)
Overhead and Federal tax payments	(15)
Equity infusions	(150)
Pension Contribution	(1)

Uses (a)	$(310)	$135	$15	$9	$(86)	$(237)	Net cash provided by investing activities

Cash flow	$255	$—	$—	$—	$(63)	$192	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	—
DRP, continuous equity	35
Net short-term financing & other	(5)
Common dividend	(270)

Financing	$10	$—	$—	$—	$72	$82	Net cash provided by financing activities

Net change in cash	$265	$—	$—	$—	$9	$274	Net change in cash

Cash at year end 2013	$318	$—	$—	$—	$44	$362	Cash at year end 2013

(a)	Includes other

2013 B-2

Consolidated CMS Energy

2013 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows			Consolidated Statements of Cash Flows
			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount
Description						Amount	Description
Cash at year end 2012	$5	$88	$—	$—	$—	$93	Cash at year end 2012
Net cash provided by operating activities	$1,308	$429	$(410)	$(2)	$—	$1,325	Net cash provided by operating activities
Net cash provided by investing activities	(1,316)	(237)	—	—	150	(1,403)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(8)	$192	$(410)	$(2)	$150	$(78)	Cash flow from operating and investing activities
Net cash provided by financing activities	$29	$82	$410	$2	$(150)	$373	Net cash provided by financing activities

Net change in cash	$21	$274	$—	$—	$—	$295	Net change in cash

Cash at year end 2013	$26	$362	$—	$—	$—	$388	Cash at year end 2013

2013 B-3